UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2006

Sunrise Telecom Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-30757	77-0181864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Enzo Drive, San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 363-8000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 7, 2006, the Board of Directors of Sunrise Telecom Incorporated (“Company”) approved the extension of the exercisability of an option to purchase 15,000 shares of the Company’s common stock, granted to Jeongeun Joo under its 1993 Stock Option Plan, that it believed was outstanding and scheduled to expire on April 13, 2006. The Company subsequently discovered that Mr. Joo had previously exercised this option in full, and that as a result no extension was necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE TELECOM INCORPORATED
(Registrant)

Date: September 6, 2007	By:	/s/ Kirk O. Williams
KIRK O. WILLIAMS CHIEF LEGAL AND COMPLIANCE OFFICER, SECRETARY